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                                                                    EXHIBIT 23.3



                           INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Dames & Moore Group:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/  KPMG Peat Marwick LLP



Los Angeles, California
April 28, 1998